THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM RIA Variable Annuity

Supplement dated November 2, 2018 to the prospectus dated May 1, 2018

This supplement provides clarification for the Investment Requirements listed in your prospectus. It is for informational purposes and requires no action on your part.

Investment Requirements for other Living Benefit Riders. The following funds are included in the subaccounts listed in Group 2:

	Ivy VIP High Income Portfolio
	Ivy VIP Mid Cap Growth Portfolio
	LVIP Vanguard Domestic Equity ETF Fund
	LVIP Vanguard International Equity ETF Fund

Please retain this supplement for future reference.